[Television commercial. In black and white, stills of fencers super and dissolve while voice reads:] CGM Realty Fund. One of the top performing real estate funds over time.
[Title slide reading:] CGM REALTY FUND [Supers and dissolves. Voice reads:] Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.
[Title slide reading:] EXCEPTIONAL PERFORMANCE OVER TIME
[In smaller type below (with larger numbers):] -19.7%, 15.4%, and 13.7% are the average annual total returns for the one and four year periods ended 9/30/98 and from inception (May 13, 1994) through 9/30/98. [Supers and dissolves while voice reads:]
Although the Fund is down year-to-date, CGM Realty Fund has returned more than 77% over the past four years.
[A bar chart (in color) comes up on the screen showing the headline:]
FOUR-YEAR TOTAL RETURN
[The bars with identifying type are from left to right as follows:]
54.7% Lipper Real Estate Fund Average
77.4% CGM Realty Fund
[Voiceover continues:] CGM Realty Fund has outperformed the Lipper Real Estate Average for four-year performance.
[Title slide dissolves and new title slide supers and is held that reads:] 1-800-CGM-INFO [in large type and the following disclosure in smaller type:] Lipper Analytical Services, Inc., an independent mutual fund rating agency, ranks CGM Realty Fund #3 of 19 real estate funds for four-year performance and #65 of 83 real estate funds for one-year performance for the periods ended 9/30/98. The Fund's adviser absorbed a portion of management fees and expenses through 12/31/97. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fee, charges, and expenses, call toll free. Read it carefully before you invest. (C) 1998 CGM
[The previous slide dissolves and the final slide super reading:]
CGM REALTY FUND
EXCEPTIONAL PERFORMANCE OVER TIME
[Voice reads:] CGM Realty Fund. Exceptional performance over time.
[Commercial ends.]